December 31, 2015

ADVANTAGE FUNDS, INC.

Dreyfus International Value Fund

Dreyfus Opportunistic Midcap Value Fund

Dreyfus Opportunistic Small Cap Fund

Dreyfus Opportunistic U.S. Stock Fund

Dreyfus Strategic Value Fund

Dreyfus Structured Midcap Fund

Dreyfus Technology Growth Fund

Supplement to Prospectus

dated December 31, 2015

The following information supplements and supersedes any contrary information contained in the section of the prospectus of each fund other than Dreyfus Opportunistic Small Cap Fund and Dreyfus Opportunistic U.S. Stock Fund entitled "Shareholder Guide – Choosing a Share Class – Sales Charge Reductions and Waivers":

Class A shares currently are offered at net asset value without a sales load to investors who have continuously owned Class A shares of such fund since before the fund imposed a sales load and, for Dreyfus Strategic Value Fund only, participants in certain health savings account programs.

Effective February 1, 2016, to qualify for this sales load waiver, Class A shares must be purchased directly through the fund's distributor, such purchase must be for fund accounts maintained with the distributor and the health savings account program must maintain a fund account with the fund's distributor since on or before January 31, 2016.

*********

Effective February 1, 2016, the following information supplements and supersedes any contrary information contained in the section of each fund's prospectuses entitled "Shareholder Guide – Services for Fund Investors":

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund in shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds.  However, if you hold fund shares through financial intermediary brokerage platforms, you may invest automatically your dividends and distributions from the fund only in shares of the same class of another fund in the Dreyfus Family of Funds.

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds.  However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the Dreyfus Family of Funds.

Fund Exchanges – Generally, you can exchange shares worth $500 or more into shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds.  However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the Dreyfus Family of Funds.

NY 75985015v2